REGISTRATION RIGHTS AGREEMENT


          THIS AGREEMENT is made and entered into as of this 28th day of February, 1997, by and among SUBURBAN LODGES OF AMERICA, INC., a Georgia corporation (the "Company"), and the persons whose names appear in the signature pages hereto under the caption "Shareholders" (collectively, the "Shareholders" and individually a "Shareholder").

                       W I T N E S S E T H:

          WHEREAS, in connection with the acquisition of four Suburban Lodge extended stay hotels from Lodge Partners I, L. P, Lodge Partners II, L.P, Lodge Partners III, L.P., and Lodge Partners IV, L.P., the Company issued ________________ shares of its common stock, par value $0.01 per share, to the Shareholders (such shares are referred to herein as the "Shares"); and

          WHEREAS, the Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act"); and

          WHEREAS, the Shareholders may desire to register some or all of the Shares under the Securities Act at a future date;
and

          WHEREAS, the Company has previously granted "piggyback" registration rights with respect to _______________ shares of its common stock, par value $0.01 per share (the "Initial Registrable Shares") pursuant to that certain Registration Rights Agreement dated May ___, 1996, among the Company and the signatories thereto (collectively, the "Initial Shareholders"); and

          WHEREAS, the parties hereto desire to provide the Shareholders with certain demand and "piggyback" registration rights with respect to the sale of all or a portion of the Shares;

          NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1. Definitions. As used herein, unless the context otherwise requires, the following capitalized terms shall have the meanings set forth below:

          (a)  "Commission" means the Securities and Exchange
Commission or any other Federal agency at the time administering the Securities Act.

          (b) "Common Stock" means the Company's common stock, par value $0.01 per share.

          (c) "Exchange Act" means the Securities Exchange Act of 1934, as amended (or any similar successor statute), and the rules and regulations thereunder, all as the same shall be in effect at the time.

          (d) "Person" means any individual, corporation, association, partnership, business trust, joint stock company, limited liability company, unincorporated association, joint venture or other entity, or governmental or political subdivision or agency thereof.

          (e) "Registrable Securities" means the Shares and any other securities issued or issuable in respect of or in exchange for any of the Shares by way of a stock dividend or other distribution on the Shares, stock split or in connection with a combination of shares, recapitalization, merger, consolidation, reclassification or exchange offer.

          (f) "Piggyback Registration Expenses" means all expenses incident to the Company's performance of or compliance with Article 3, including, without limitation, all Commission filing fees and National Association of Securities Dealers, Inc. or stock exchange listing fees, all fees and expenses of complying with state securities or blue sky laws, all printing expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance; provided, however, that Piggyback Registration Expenses do not include (i) the fees and costs of counsel and advisors to the selling Shareholders,
(ii) underwriting discounts and commissions, and (iii) transfer taxes, if any, relating to sale of shares by the Shareholders.

          2.   Demand Registration under the Securities Act.

          2.1 Number and Timing of Request. At any time during the eight month period immediately following June 30, 1997, the holders of Registrable Securities constituting at least eighty percent (80%) of the total number of Registrable Securities then outstanding may request the Company to register under the Securities Act all of the Registrable Securities held by such requesting holder(s). The holders of the Registrable Securities may make only one such request. Promptly following receipt of any request under this Section 2.1, the Company shall immediately notify all other Shareholders, and shall use its reasonable best efforts to register under the Securities Act, for public sale in the manner specified in Section 2.4, the total number of shares of Registrable Securities specified in the original request and in any requests received from the other Shareholders within twenty (20) days after receipt of such notice from the Company.

          2.2 Right to Delay Registration. If, at the time the Company receives a request for registration under this Article 2, in the good faith judgment of a majority of the disinterested

members of the board of directors of the Company an undisclosed material event has occurred and is continuing or is likely to occur within ninety (90) days and public disclosure thereof would have a material adverse affect on the Company or on the proposed material transaction involving the Company, then the Company may, at its option, delay the imposition of its obligations under this
Article 2 for up to sixty (60) days; provided, however, if the Company elects to delay such obligations, the holders of a majority of the Registrable Securities requesting such registration may elect to withdraw such registration request, and, if such request is withdrawn, such request shall not count as a request hereunder.

          2.3 Other Securities. The Company shall be entitled to include in any registration statement referred to in this
Article 2, for sale in the manner specified herein, shares of Common Stock to be sold by or for the account of other Persons who may then be holding "piggyback" registration rights, including, without limitation the Initial Shareholders.

          2.4  Registration Procedure.  If and whenever the
Company is required to effect the registration of any Registrable
Securities under the Securities Act as provided in this Article
2, the Company will as expeditiously as possible:

               (a)  prepare and file with the Commission a
     registration statement on Form S-3 under the Securities Act (or its equivalent) and use its best efforts to cause such registration statement to become and remain effective through the one year anniversary of the date of this Agreement. Such registration statement shall be filed as a "shelf registration" pursuant to Rule 415 promulgated under the Securities Act, providing for the sale of shares included therein on a delayed or continuous basis;

               (b) prepare and file with the Commission such amendments and supplements to such registration and the prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of the Registrable Securities covered by such registration statement, including, such amendments and supplements as may be necessary to reflect the intended method of disposition;

               (c)  use its best efforts to cause such
     registration statement to be declared effective by the Commission under the Securities Act as soon as practicable to permit the disposition of the Registrable Securities by the holders thereof in regular way transactions effected without solicitation of the buyer on The Nasdaq National Market or such other exchange or market upon which the Company's shares are traded;

               (d) use its best efforts to register or qualify (or to secure an exemption therefrom) all Registrable Securities covered by such registration statement under the securities or blue sky laws of such jurisdictions as the sellers thereof shall reasonably request. The foregoing shall not obligate the Company (i) to qualify generally to do business as a foreign corporation in any jurisdiction in

     which it is not otherwise so qualified or subject or (ii) to consent to service of process in any such jurisdiction or to subject itself to taxation in any such jurisdiction;

               (e) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such registration statement from and after the effective date of such registration statement; and

               (f) if the Company shall list or maintain the listing of any shares of Common Stock on any securities exchange or national market system, use its best efforts to list all Registrable Securities covered by such registration statement on any securities exchange or national market system on which any of the Registrable Securities are then listed.

          2.5 Underwriter; Expenses. (a) No underwriter shall be used in connection with any registration under this Article 2, and the Company shall select counsel and accountants to prepare the registration statement requested hereunder.

               (b) The Company and the Shareholders requesting registration hereunder shall each pay fifty percent (50%) of the expenses incident to the Company's performance of or compliance with this Article 2, including, without limitation, all National Association of Securities Dealers, Inc. or stock exchange listing fees, all fees and expenses of complying with state securities or blue sky laws, all printing expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance; provided, however, that the Company's obligations under this Article 2 shall not exceed $25,000, and the selling Shareholders shall pay all other such expenses; provided, further, that the selling Shareholders shall be solely responsible for any and all Commission filing fees and brokerage commissions incurred in connection with the exercise of such demand rights.

          3.   "Piggyback" Registration Under the Securities Act.

          3.1  "Piggyback Rights.

               (a) Right to Include Registrable Securities. If the Company at any time after the date which is four months after the date hereof and prior to the third anniversary of the date hereof proposes to register any of its securities under the Securities Act in connection with a public offering of Common Stock (other than by a registration on Form S-4, Form S-8 or any successor or similar forms) whether or not for sale for its own account, then it shall give written notice to all holders of Registrable Securities of the proposed filing, and the notice shall inform such holders of their rights under this SECTION 3.1. Upon the written request of any such holder, made within thirty
(30) days after receipt of any such notice by the Company, to register any of its Registrable Securities (which request shall specify the Registrable Securities intended to be disposed of by


such holder), the Company will use its best efforts to cause such Registrable Securities to be included among the securities to be covered by the registration statement otherwise proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition of such Registrable Securities by the holder. Anything herein to the contrary notwithstanding, if at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall in good faith determine for any reason not to register or to delay registration of such securities, then the Company may, at its election, give written notice of such determination to each holder of Registrable Securities and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation under this
Section 3.1 to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Piggyback Registration Expenses in connection therewith), and
(ii) in the case of a determination to delay registration, shall be permitted to delay the registration of any Registrable Securities, for the same period as the delay in registering such other securities. Any holder of Registrable Securities may withdraw its request for inclusion, in whole or in part, at any time at least forty-eight (48) hours prior to the effective time of the registration statement for such offering. The Company will pay all Piggyback Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this
Section 3.1; provided that such fees or expenses for which the Company shall not be liable shall be borne by all holders pro rata on the basis of the amount of securities so registered; provided, however, that if any such cost or expense is attributable solely to one selling Shareholder and does not constitute a normal cost or expense of such a registration, such cost or expense shall be allocated to that selling Shareholder.

               (b) Priority. In connection with any underwritten offering of Common Stock being issued by the Company, the Company shall not be required under Section 3.1(a) to include any holder's Registrable Securities in such offering unless such holder accepts the terms of the underwriting agreement with respect to such offering as agreed upon between the Company and the underwriters, and then only in such quantity as will not, in the opinion of the underwriters, jeopardize the success of the offering by the Company. If the underwriters of such underwritten offering inform the Company in writing that in their opinion the number of Registrable Securities requested to be included in such registration statement exceeds the number that can be sold in (or during the time of) such offering, or that the inclusion of the Registrable Securities would materially adversely affect the marketing of the securities to be sold by the Company therein, then the Company may include all securities proposed by the Company to be sold for its own account in the offering and reduce the number of Registrable Securities requested to be included in the offering and the number of securities of all other shareholders of the Company to be included in such registration (pro rata among all selling shareholders, including, without limitation, all holders of the Initial Registrable Shares electing to sell their shares, or in such other proportions as may be mutually agreed to by all of the selling shareholders) to the extent necessary to reduce the number of securities to be included in the registration to the level recommended by the underwriters.

               (c)  Lock-up Agreements.  Each holder of
Registrable Securities to be distributed by the underwriters in any underwritten offering under this Section 3.1 agrees, if so required by such underwriters, not to effect any sale or distribution of any equity securities of the Company during a period of up to 180 days (or such shorter period as may be agreed by such underwriters with any other holder of shares of Common Stock or of any right to purchase shares of Common Stock) beginning on the effective date of any underwritten registration in which his securities are included (except as part of such underwritten offering).

               (d)  Delay of Registration.  No holder of
Registrable Securities shall have any right to take any action to restrain, enjoin or otherwise delay any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

          3.2  Registration Procedures.  If and whenever the
Company is required to use its best efforts to effect the registration of any Registrable Securities under the Securities
Act as provided in Section 3.1, the Company will as expeditiously as possible:

               (a) prepare and file with the Commission the appropriate registration statement to effect such registration and use its best efforts to cause such registration statement to become and remain effective for the period of the disposition contemplated thereby; provided, however, that the Company may discontinue any registration of its securities which are not Registrable Securities (and, under the circumstances specified in Section 3.1(a), its securities which are Registrable Securities) at any time prior to the effective date of the registration statement relating thereto;

               (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement, including such amendments and supplements as may be necessary to reflect the intended method of disposition;

               (c)  use its best efforts to cause such
     registration statement to be declared effective by the Commission under the Securities Act as soon as practicable to permit the disposition of the Registrable Securities by the holders thereof in regular way transactions effected without solicitation of the buyer on The Nasdaq National Market or such other exchange or market upon which the Company's shares are traded;

               (d) use its best efforts to register or qualify (or to secure an exemption therefrom) all Registrable Securities covered by such registration statement under the securities or blue sky laws of such jurisdictions as the sellers thereof shall reasonably request. The foregoing shall not obligate the Company (i) to qualify generally to do business as a foreign corporation in any jurisdiction in which it is not otherwise so qualified or subject or (ii) to

     consent to service of process in any such jurisdiction or to subject itself to taxation in any such jurisdiction;

               (e) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such registration statement from and after the effective date of such registration statement; and

               (f) if the Company shall list or maintain the listing of any shares of common stock on any securities exchange or national market system, use its best efforts to list all Registrable Securities covered by such registration statement on any securities exchange or national market system on which any of the Registrable Securities are then listed.

          4. Restrictive Legend. Each certificate representing Registrable Securities issued, and, except as otherwise provided in Section 5, each certificate issued upon exchange or transfer of any Registrable Securities, shall be stamped or otherwise imprinted with a legend substantially in the following form:

          "THE SHARES REPRESENTED BY THIS CERTIFICATE
          HAVE NOT BEEN REGISTERED UNDER THE SECURITIES
          ACT OF 1933, AS AMENDED (THE "FEDERAL ACT"),
          OR ANY STATE SECURITIES LAW, AND HAVE BEEN
          ACQUIRED BY THE REGISTERED OWNER HEREOF FOR
          PURPOSES OF INVESTMENT AND HAVE BEEN ISSUED
          OR SOLD IN RELIANCE ON STATUTORY EXEMPTIONS
          CONTAINED IN THE FEDERAL ACT OR AVAILABLE
          UNDER APPLICABLE STATE SECURITIES LAWS.  THE
          SHARES MAY NOT BE SOLD, TRANSFERRED, OR
          OTHERWISE DISPOSED OF EXCEPT IN A TRANSACTION
          WHICH IS EXEMPT UNDER THE FEDERAL ACT AND ANY
          OTHER APPLICABLE STATE SECURITIES LAWS OR
          PURSUANT TO AN EFFECTIVE REGISTRATION UNDER
          SUCH ACT AND LAWS; IN THE CASE OF RELIANCE
          UPON AN EXEMPTION, THE COMPANY MUST HAVE
          RECEIVED AN OPINION OF COUNSEL SATISFACTORY
          TO IT THAT SUCH TRANSACTION IS EXEMPT AND
          DOES NOT REQUIRE SUCH REGISTRATION OF THE
          SHARES."

          5.   Notice of Proposed Transfer.

               (a)  Prior to any proposed transfer or other
disposition of any Registrable Security (other than under circumstances described in Sections 2 or 3), the holder thereof shall give written notice to the Company of its intention to do

so. Each such notice shall describe the manner of the proposed transfer or disposition and, if requested by the Company, shall be accompanied by an opinion of counsel reasonably satisfactory to the Company to the effect that the proposed transaction may be effected without registration under the Securities Act and applicable state securities laws, whereupon the holder shall be entitled to transfer or otherwise dispose of such Registrable Security in accordance with the terms of its notice. Each certificate for Registrable Securities transferred as provided above shall bear the legend set forth in SECTION 4, except that such certificate shall not bear such legend if (a) such transfer is in accordance with the provisions of Rule 144 under the Securities Act (or any other rule under the Securities Act permitting public sale without registration thereunder) or (b) the opinion of counsel referred to above is to the further effect that the transferee and any subsequent transferee (other than an affiliate of the Company) would be entitled to transfer such securities in a public sale without registration under the Securities Act or any applicable state securities law.

          (b) The foregoing restrictions on transfer and disposition of Registrable Securities shall terminate as to any particular shares of Registrable Securities when such shares shall have been effectively registered under the Securities Act and sold or otherwise disposed by the seller thereof in accordance with the method of disposition set forth in the registration statement covering such shares. Whenever a holder of Registrable Securities demonstrates to the Company (and its counsel) that the provisions of Rule 144(k) of the Securities Act are available to such holder without limitation, such holder shall be entitled to receive from the Company, without expense, a new certificate representing its shares of Registrable Securities not bearing the restrictive legend set forth in SECTION 4.


          6.   Indemnification.

          6.1 Indemnification by the Company. In the event of any registration of any Registrable Securities under the Securities Act, the Company will indemnify and hold harmless each seller of Registrable Securities covered by such registration statement, each of their respective officers, directors and partners and each other Person, if any, who controls such seller, within the meaning of Section 15 of the Securities Act, from and against any losses, claims, damages or liabilities, joint or several, to which such seller, director, officer, partner or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registered Securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or arise out of or are based upon any violation by the Company of any rule or regulation or any action or inaction required by the Company in connection with such registration and the Company will reimburse each such seller, director, officer, partner and controlling person for any


legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case if and to the extent that any such loss, claim, damage or liability (or action in respect thereof) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made or omitted in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such seller, director, officer, partner or such controlling person specifically for use in such registration statement, prospectus, amendment or supplement, and, provided, further, that the Company shall not be liable to any Person who participates as an underwriter in the offering or sale of Registrable Securities or any other Person, if any, who controls such underwriter, within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage or liability (or action in respect thereof) arises out of such Person's failure to send or give a copy of the final prospectus on file with the Commission at the time the registration statement becomes effective or in the amended prospectus filed with the Commission pursuant to Rule 424(b) or any successor rule, as the same may be then supplemented or amended, to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission, at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus and if under applicable law a copy of such final prospectus was required to have been given or sent to such Person by or on behalf of such underwriter. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such seller, director, officer, partner or controlling person and shall survive the transfer of such securities by such seller.

          6.2 Indemnification by the Sellers. Each holder of Registrable Securities that are registered by the Company pursuant to Article 2 or 3 will, severally and not jointly, indemnify and hold harmless the Company, each director of the Company, each officer of the Company and each other Person, if any, who controls the Company within the meaning of the Securities Act, from and against any losses, claims, damages or liabilities, joint or several, to which the Company, or any such director, officer or controlling Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such Registered Securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of such seller in connection with such registration statement, prospectus, amendment or supplement specifically for use therein.

Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling Person and shall survive the transfer of such securities by such holder. In no event shall any indemnity by a holder of Registrable Securities exceed the aggregate price to the public (minus underwriter commissions and discounts) of the Registrable Securities of such holder included in such registration.

          6.3 Notices of Claims, etc. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in this Article 6, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, promptly give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Article 6, except and to the extent that the indemnifying party is prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable out-of-pocket costs of investigation and of liaison with counsel so selected, provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the counsel for the indemnified party reasonably concludes that there may be a conflict of interest between the indemnifying party and the indemnified party in the conduct of the defense of such action and has advised the indemnified party in writing, that such a conflict of interest exists, the indemnified party shall have the right to select separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred. No indemnifying party shall, without the prior written consent of the indemnified party, consent to the entry of any judgment or enter into any settlement with respect to any claim or action for which indemnity is sought hereunder, and no indemnifying party shall be liable for any settlement entered into without its prior written consent.

          6.4 Contribution. In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any holder of Registrable Securities exercising rights under this Agreement, or any controlling person of any such holder, makes a claim for indemnification pursuant to this ARTICLE 6 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Article 6 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling holder or any such controlling person in circumstances for which indemnification is provided under this
Article 6; then, and in each such case, the Company and such holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) (A) in such proportion so that such holder is responsible for the portion represented by the percentage that the public offering price of its Registrable Securities offered by the registration statement bears to the public offering price of all securities offered by such registration statement, and the Company is responsible for the remaining portion or (B) if the allocation provided by clause (A) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative proceeds but also the relative fault of each of the contributing parties, on the one hand, and the party receiving contribution on the other hand in connection with statements or omissions that resulted in such losses, claims, damages, expenses or liabilities, as well as any other relevant equitable considerations; provided, however, that, in any such case, (X) no such holder will be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered by it pursuant to such registration statement; and (Y) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation. Relative fault shall be determined by reference to, among things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, or by the holder, and the relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, expenses or liabilities (or actions in respect thereof) referred to above in this SECTION 6.4 shall be deemed to include any legal or other expenses reasonably incurred by a party entitled to contribution in connection with investigating or defending such action or claim. Any party entitled to contribution will promptly, after receipt of notice of commencement of any action or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 6.4, notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have hereunder or otherwise than under this Section 6.4, to the extent that such party or parties were not adversely affected by such omission. The contribution agreement set forth above shall be in addition to any liabilities which any party may have at common law or otherwise. The contribution provided for in this
Section 6.4 shall survive the termination of this Agreement and shall remain in full force and effect regardless of any investigation made by or on behalf of any indemnified party.

          7. Obligations of Sellers. In connection with each registration hereunder, and as a condition to the Company's obligations hereunder to any selling Shareholder, each seller of

Registrable Securities will furnish to the Company in writing such information with respect to such seller and its proposed disposition as shall be reasonably necessary in order to insure compliance with the Securities Act and with all other federal and applicable state securities laws. Without limiting the generality of the foregoing, in connection with each registration covering an underwritten public offering, each seller of Registrable Securities agrees to enter into the underwriting agreement between the Company and such underwriters and to complete and execute all questionnaires, powers of attorney, and other documents or instruments reasonably requested under the terms of the underwriting agreement. Further, no such holder shall be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such holder, such holder's Registrable Securities and such holder's intended method of distribution, and other information supplied in writing by such holder to the Company specifically for use in the applicable registration statement and any other representation required by applicable law.

          8. Amendments and Waivers. This Agreement may be amended and the Company may take any action herein prohibited or omit to perform any act required herein to be performed by it, if the Company has obtained the written consent of the holders of fifty percent (50%) or more of the Registrable Securities (by number of shares). Each holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any consent authorized by this Section 8, whether such Registrable Securities shall have been marked to indicate such consent.

          9. Inconsistent Agreements. Nothing contained herein shall limit or restrict the Company's right to grant registration rights to other Persons.

          10. Notices. Except as otherwise provided in this Agreement, all notices and other communications hereunder shall be in writing and delivered personally, sent by pre-paid, first class, certified or registered airmail, return receipt requested or by an express courier service to the intended recipient thereof at its address set forth below. Any such notice shall be deemed to have been duly given immediately upon delivery in person, or five days after mailing (or the second day after delivery to an express courier service), and in proving the same it shall be sufficient to show that the envelope containing the notice was duly addressed, stamped and posted or that the envelope was delivered to an express courier service, as the case may be. The addresses of the parties for the purposes of this Agreement are as follows:

          If to Company:      Suburban Lodges of America, Inc.
                              1000 Parkwood Circle
                              Suite 850
                              Atlanta, Georgia  30339
                              Attention:   Secretary

          with copy to:       Kilpatrick Stockton LLP
                              1100 Peachtree Street
                              Atlanta, Georgia  30309
                              Attention:  Michael H. Trotter, Esq.

        If to holders of
        the Registrable
        Securities:           At their respective addresses of
                              record as maintained on the stock
                              records of the Company


          11. Headings. The headings of the several articles and sections of this Agreement are inserted for convenience of reference only. They do not constitute a part of this Agreement and shall not limit or otherwise affect the meaning or interpretation of any provision hereof.

          12. Governing Law. This Agreement has been executed and delivered in the State of Georgia and shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Georgia.

          13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all such counterparts shall together constitute one and the same instrument.

          14. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable under any applicable law or rule in any jurisdiction, such provision will be ineffective only to the extent of such invalidity, illegality or unenforceability in such jurisdiction, without invalidating the remainder of this Agreement in such jurisdiction or any other provision hereof in any other jurisdiction.

          15. Entire Agreement. This Agreement supersedes all prior discussions and agreements between the parties with respect to the subject matter hereof, and this Agreement contains the sole and entire agreement of the parties with respect to the matters covered hereby. This Agreement shall not be altered or amended except by an instrument in writing signed by or on behalf of the party entitled to the benefit of the provision against whom enforcement is sought.

          16. Waiver. Any term or condition of this Agreement may be waived at any time by the party which is entitled to the benefit thereof, but only if such waiver is evidenced by a writing signed by such party. No failure on the part of any party hereto to exercise, and no delay in exercising any right, power or remedy created hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or remedy by any such party preclude any other or further exercise thereof or the exercise of any other right, power or remedy. No waiver by any party hereto of any breach of or default in any term or condition of this Agreement shall constitute a waiver of or assent to any succeeding breach of or default in the same or any other term or condition hereof.

          17. Number and Gender. Where the context requires, the use of the singular form herein shall include the plural, the use of the plural shall include the singular, and the use of any gender shall include any and all genders.

          18. Resale of Registrable Securities. Each of the undersigned Shareholders convenants and agrees that any of the Registrable Securities that he/she sells pursuant to Article 2 hereof, shall be sold only through one or more of the following named market makers in the Company's common stock, Montgomery Securities, Smith Barney or J.C. Bradford.



              [Signatures Appear on Following Page]

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                              SUBURBAN LODGES OF AMERICA, INC.



                              By: /s/ David E. Krischer
(CORPORATE SEAL)                  Name:  David E. Krischer
                                  Title: Chairman of the Board, Chief
                                         Executive Officer and President

                              SHAREHOLDERS:


[readable]                    /s/ Kenneth L. Burson
Witness                       KENNETH L. BURSON


[unreadable]                  /s/ Claire Lee Burson
Witness                       CLAIRE LEE BURSON


[unreadable]                  /s/ Steve Simpson
Witness                       STEVE SIMPSON


[unreadable]                  /s/ Andrew C. Shipp, Sr.
Witness                       ANDREW C. SHIPP, SR.





                                  15